                                                                     EXHIBIT 4.2

                       FOURTH SUPPLEMENTAL INDENTURE TO
                        AMENDED AND RESTATED INDENTURE

     FOURTH SUPPLEMENTAL INDENTURE, dated as of February 25, 1999, among HOST MARRIOTT, L.P., a Delaware limited partnership (the "Company"), the Subsidiary Guarantors signatory to this Fourth Supplemental Indenture and MARINE MIDLAND BANK, as Trustee (the "Trustee") to the Amended and Restated Indenture, dated as of August 5, 1998, as amended and supplemented through the date of this Fourth Supplemental Indenture (the "Indenture").

                                   RECITALS

     WHEREAS, the Company, its Parents, certain of the Subsidiary Guarantors and the Trustee executed and delivered the Amended and Restated Indenture, dated as of August 5, 1998, amending and restating the form of Indenture previously filed as Exhibit 4.1 to the Registration Statement (No. 333-50729) filed with the Securities and Exchange Commission ("Commission") on Form S-3 by the Company, its Parents and certain of the Subsidiary Guarantors;

     WHEREAS, the Company and the Subsidiary Guarantors desire to create two series of Securities to be issued under the Indenture, as hereby supplemented, to be known as (i) the 8% Series D Senior Notes due 2006 and Subsidiary Guarantees thereof of the Subsidiary Guarantors (hereinafter, the "Series D Notes") and (ii) the 8% Series E Senior Notes due 2006 and the Subsidiary Guarantees thereof of the Subsidiary Guarantors to be exchanged for the Series D Notes (hereinafter, the "Series E Notes");

     WHEREAS, Section 9.1(e) of the Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture without the written consent of the Holders of the outstanding Securities to provide for the issuance of and establish the form and terms and conditions of Securities of any Series as permitted by the Indenture;

     WHEREAS, Section 9.1(g) of the Indenture provides that the Company, the Subsidiary Guarantors and the Trustee may amend or supplement the Indenture without the written consent of the Holders of outstanding Securities to provide for the addition of guarantors to Securities of any Series as permitted by the Indenture;

     WHEREAS, all acts and things prescribed by the Indenture, by law and by the Certificate of Incorporation and the Bylaws of the Company, the Subsidiary Guarantors and the Trustee necessary to make this Fourth Supplemental Indenture a valid instrument legally binding on the Company, the Subsidiary Guarantors and the Trustee, in accordance with its terms, have been duly done and performed; and

     WHEREAS, all conditions precedent to amend or supplement the Indenture have been met;

     NOW, THEREFORE, to comply with the provisions of the Indenture, and in consideration of the above premises, the Company, the Subsidiary Guarantors and the Trustee covenant and agree as follows:

                                   ARTICLE 1

     Section 1.01.  Nature of Supplemental Indenture.  This Fourth Supplemental
                    --------------------------------
Indenture supplements the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.

     Section 1.02.  Establishment of New Series.  Pursuant to Section 2.2 of the
                    ---------------------------
Indenture, there is hereby established the Series D Notes and the Series E Notes (collectively, the "8 Notes") having the terms, in addition to those set forth in the Indenture and this Fourth Supplemental Indenture, set forth in the form of 8 Note, attached to this Fourth Supplemental Indenture as Exhibit A, which is incorporated herein as a part of this Fourth Supplemental Indenture.

     Section 1.03.  Redemption.  The Company will not have the right to redeem
                    ----------
any 8 Notes at its option prior to the final maturity thereof.

     The 8 Notes will not have the benefit of any sinking fund.

                                   ARTICLE 2

     Section 2.01. The term "Subsidiary Guarantors" means, with respect to the 8% Notes, (A) the Subsidiary Guarantors listed in Section 2.03 below and (B) any Future Subsidiary Guarantors that become Subsidiary Guarantors pursuant to the terms of the Indenture, but excluding any Persons whose Guarantees have been released pursuant to the terms of the Indenture. The provisions of Article 12 of the Indenture will be applicable to the 8 Notes.

     Section 2.02. The second sentence of the definition of "Subsidiary Guarantee" set forth in Section 1.1 of the Indenture shall read, for purposes of the 8 Notes, as follows:" Each Subsidiary Guarantee with respect to the 8% Notes will be a senior obligation of the Subsidiary Guarantor and will be full and unconditional regardless of the enforceability of the 8% Notes, the Fourth Supplemental Indenture or the Indenture."

     Section 2.03. The following entities shall constitute the "Subsidiary Guarantors" with respect to the 8% Notes, the Series A Notes, the Series B Notes and the Series C Notes until such time as their guarantees are released in accordance with the terms of the Indenture:

     (1)  HMH Rivers, L.P. (successor to HMH Rivers, Inc.);
     (2)  HMH Marina LLC (successor to HMH Marina, Inc.);
     (3)  HMC SBM Two LLC (successor to Marriott SBM Two Corporation);
     (4)  HMC PLP LLC (successor to Marriott PLP Corporation);
     (5) HMC Retirement Properties, L.P. (successor to HMC Retirement Properties, Inc.
     (6)  HMH Pentagon LLC (successor to HMH Pentagon Corporation);
     (7)  HMH SFO LLC (successor to HMC SFO, Inc.);
     (8)  Airport Hotels LLC (successor to Host Airport Hotels, Inc.);
     (9) Chesapeake Financial Services LLC (successor to Marriott Financial Services, Inc.);
     (10) HMC Capital Resources LLC (successor to Marriott Capital Resources Corp. and Marriott SBM One Corporation);
     (11) YBG Associates LLC;
     (12) PRM LLC (successor to PRM Corporation);
     (13) Host Park Ridge LLC (successor to Marriott Park Ridge Corporation);
     (14) Host of Boston, Ltd.
     (15) Host of Houston, Ltd.
     (16) Host of Houston 1979
     (17) Philadelphia Airport Hotel LLC
     (18) HMC Retirement Properties, LLC
     (19) HMC Hartford LLC

     (20) HMH Norfolk LLC
     (21) HMH Norfolk, L.P.
     (22) HMC Park Ridge LLC
     (23) HMC Park Ridge 11 LLC
     (24) HMC Park Ridge LP
     (25) HMC Partnership Holdings LLC
     (26) HMC Suites LLC
     (27) Marriott Suites Limited Partnership
     (28) Wellsford-Park Ridge Marriott Hotel Limited Partnership
     (29) City Center Interstate Partnership LLC
     (30) Farrell's Ice Cream Parlor Restaurants LLC
     (31) HMC Burlingame LLC
     (32) HMC California Leasing LLC
     (33) HMC Capital LLC
     (34) HMC Grand LLC
     (35) HMC Hotel Development LLC
     (36) HMC Mexpark LLC
     (37) HMC Polanco LLC
     (38) HMC NGL LLC
     (39) HMC OLS I L.P.
     (40) HMC RTZ Loan I LLC
     (41) HMC RTZ II LLC
     (42) HMC Seattle LLC
     (43) HMC Swiss Holdings LLC
     (44) HMC Waterford LLC
     (45) HMH Restaurants LLC
     (46) HMH Rivers LLC
     (47) HMH WTC LLC
     (48) HMP Capital Ventures LLC
     (49) HMP Financial Services LLC
     (50) Host La Jolla LLC
     (51) City Center Hotel Limited Partnership
     (52) MFR of Illinois LLC
     (53) MFR of Vermont LLC
     (54) MFR of Wisconsin LLC
     (55) HMC Marquis LLC
     (56) PM Financial LLC
     (57) PM Financial LP
     (58) HMC Chicago LLC
     (59) HMC HPP LLC
     (60) HMC Desert LLC
     (61) HMC Hanover LLC
     (62) HMC Diversified LLC
     (63) HMC Properties I LLC
     (64) HMC Potomac LLC
     (65) HMC East Side II LLC
     (66) HMC Manhattan Beach LLC
     (67) Chesapeake Hotel Limited Partnership
     (68) HMH General Partner Holdings LLC

     (69) HMC IHP Holding LLC
     (70) HMC OP BN LLC
     (71) S.D. Hotels LLC
     (72) HMC Gateway LLC
     (73) HMC Pacific Gateway LLC
     (74) HMC Desert Springs LLC
     (75) MDSM Finance LLC
     (76) Market Street Marriott LLC
     (77) HMC Market Street LLC
     (78) New Market Street LP
     (79) Times Square LLC
     (80) Times Square GP LLC
     (81) Saga Property Leasing LLC
     (82) Saga Restaurants LLC
     (83) HMC Atlanta LLC
     (84) Ivy Street LLC
     (85) HMC Properties II LLC
     (86) Santa Clara HMC LLC

     By execution of this Fourth Supplemental Indenture, each of the Subsidiary Guarantors makes and confirms the guarantees set forth in Section 12.1 of the Indenture and shall be deemed to have signed the notation of guarantee set forth on the Securities as provided in Section 12.2 of the Indenture.

                                   ARTICLE 3

     Section 3.01. Subject to the further provisions of this Article 3, the covenants set forth in Article 4 of the Indenture shall be applicable to the 8 3/8% Notes. By virtue of the occurrence of the REIT Conversion, Section 4.15 of the Indenture is applicable, and Section 4.9 of the Indenture is inapplicable, to the 8% Notes.

     Section 3.02. The provisions of Sections 4.8, 4.10, 4.11, 4.12 and 4.15 of the Indenture shall be applicable to the 8% Notes only for so long as and during any time that such 8% Notes are not rated Investment Grade.

                                   ARTICLE 4

     Section 4.01. The following definitions are hereby added to the Indenture solely with respect to the 8% Notes:

     "8 Notes" means, collectively, the Series D Notes and, when and if issued as provided in the Registration Rights Agreement, the Exchange Notes.

     "Applicable Procedures" means, with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depository, Euroclear and Cedel that apply to such transfer or exchange at the relevant time.

     "Cedel" means Cedel Bank, S.A., or its successors.

     "Certificated Note" means a certificated 8% Note registered in the name of the Holder thereof and issued in accordance with Section 5.01 of this Fourth Supplemental Indenture, in the form of Exhibit

A to this Fourth Supplemental Indenture except that such 8% Note shall not include the information called for by footnotes 2, 5 and 8 thereof.

     "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor, as operator of the Euroclear system.

     "Exchange Notes" means the Series E Notes, which will be issued in exchange for Series D Notes pursuant to an Exchange Offer.

     "Exchange Offer" means the offer that is to be made by the Company and the Subsidiary Guarantors in accordance with the terms of the Registration Rights Agreement.

     "Global Note" means an 8% Note that includes the information referred to in footnotes 2, 5 and 8 to the form of 8% Note, attached to this Fourth Supplemental Indenture as Exhibit A, issued under the Indenture, that is deposited with or on behalf of and registered in the name of the Depository or a nominee of the Depository.

     "Global Note Legend" means the legend set forth in Section 5.01 (g)(ii) of this Fourth Supplemental Indenture, which is required to be placed on all Global Notes issued under the Indenture.

     "Indirect Participant" means an entity that, with respect to DTC, clears through or maintains a direct or indirect custodial relationship with a Participant.

     "Initial Purchasers" means Donaldson, Lufkin & Jenrette Securities Corporation, BT Alex. Brown Incorporated, Barclays Capital Inc., Bear, Steams & Co. Inc., Credit Lyonnais Securities (USA) Inc., Deutsche Bank Securities Inc., NationsBanc Montgomery Securities LLC, Salomon Smith Barney Inc., Scotia Capital Markets (USA) Inc. and SG Cowen Securities Corporation.

     "Institutional Accredited Investor" means an institution that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act, who is not also a QIB.

     "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Series D Notes for use by such Holders in connection with the Exchange Offer.

     "Offering Memorandum" means the Offering Memorandum of the Company and the Subsidiary Guarantors dated February 18, 1999 with respect to the 83/8% Notes.

     "Participant" means, with respect to the Depository, Euroclear or Cedel, a Person who has an account with the Depository, Euroclear or Cedel, respectively (and, with respect to The Depository Trust Company, shall include Euroclear and Cedel).

     "Private Placement Legend" means the legend set forth in Section 5.01(g)(i) of this Fourth Supplemental Indenture to be placed on all Series D Notes issued under the Indenture except where otherwise permitted by the provisions of the Indenture.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of February 25, 1999, by and among the Company, the Subsidiary Guarantors and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

     "Restricted Certificated Note" means a Certificated Note that includes the information called for in footnotes 6 and 7 (and not in footnotes 2, 5 and 8) to the form of 8%% Note, attached to this Fourth Supplemental Indenture as Exhibit A, issued under the Indenture.

     "Restricted Global Note" means a Global Note that includes the information called for in footnotes 2, 5, 6, 7 and 8 to the form of 8% Note, attached to this Fourth Supplemental Indenture as Exhibit A, issued under the Indenture; provided, that in no case shall an Exchange Note issued in accordance with the Indenture and the terms of the Registration Rights Agreement be a Restricted Global Note.

     "Rule 144A" means Rule 144A promulgated under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

     "Shelf Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

     "Transfer Restricted Notes" means Series D Notes that include the information called for by footnotes 6 and 7 to the form of 8% Note, attached to this Fourth Supplemental Indenture as Exhibit A, issued under the Indenture.

     "Unrestricted Certificated Notes" means one or more Certificated Notes that do not include and are not required to include the information called for by footnotes 6 and 7 to the form 8% Note, attached to this Fourth Supplemental Indenture as Exhibit A, issued under the Indenture.

     "Unrestricted Global Note" means a permanent Global Note in the form of Exhibit A attached to this Fourth Supplemental Indenture that includes the information referred to in footnotes 2, 5 and 8 thereof, and that is deposited with or on behalf of and registered in the name of the Depository.

                                   ARTICLE 5

     Section 5.01. For purposes of the 8 % Notes, Section 2.7 of the Indenture is hereby supplemented with, and where inconsistent replaced by, the following provisions:

               (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository, by a nominee of the Depository to the Depository or to another nominee of the Depository, or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. All Global Notes will be exchanged by the Company for Certificated Notes if (i) the Company delivers to the Trustee notice from the Depository (A) that it is unwilling or unable to continue to act as Depository and a successor Depository is not appointed by the Company within 90 days after the date of such notice from the Depository or (B) that it is no longer a clearing agency registered under the Exchange Act and a successor Depository is not appointed by the Company within 90 days after the date of such notice from the Depository, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of Certificated Notes or (iii) upon request of the Trustee or Holders of a majority of the aggregate principal amount of outstanding 8 % Notes if there shall have occurred and be continuing a Default or Event of Default with respect to the 8% Notes. Upon the occurrence of any of the preceding events in (i), (ii) or (iii) above, upon surrender by such holders of their interest in the Global Note, Certificated Notes shall be issued in such names as the Depository shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.8 and 2.11 of the Indenture. A Global Note may not be exchanged for another 8% Note other than as provided in this Section
5.01 (a); however, beneficial interests in a Global Note may be transferred and exchanged as provided in Section 5.01(b), (c) or (f) of this Fourth Supplemental Indenture.

          (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depository, in accordance with the provisions of the Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

               (i) Transfer of beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend. Beneficial interests in any Unrestricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 5.01(b)(i).

               (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 5.01(b)(i) above, the transferor of such beneficial interest must deliver to the Registrar either (A) (1) an order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B) (1) an order from a Participant or an Indirect Participant given to the Depository in accordance with the Applicable Procedures directing the Depository to cause to be issued a Certificated Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depository to the Registrar containing information regarding the Person in whose name such Certificated Note shall be registered to effect the transfer or exchange referred to in (B)(1) above. Upon consummation of an Exchange Offer by the Company in accordance with Section 5.01(f) of this Fourth Supplemental Indenture, the requirements of this Section 5.01(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in the Indenture and the 8% Notes, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 5.01(h) of this Fourth Supplemental Indenture.

               (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of Section 5.01(b)(ii) above and the Registrar receives a certificate in the form of Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (1) thereof.

               (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted

Global Note may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of Section 5.01(b)(ii) above and:

                    (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 5.01(f) of this Fourth Supplemental Indenture, and the holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company or the Subsidiary Guarantors;

                    (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                    (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                    (D) such transfer occurs on or after February 25,2001 and the Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit C to this Fourth Supplemental Indenture, including the certifications in item (1)(a) thereof; or (2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such holder in the form of Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (3) thereof; and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

     If any such transfer is effected pursuant to subparagraph (A), (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with
Section 2.3 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred pursuant to subparagraph (A), (B) or (D) above. Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

          (c)  Transfer or Exchange of Beneficial Interests for Certificated
Notes.

               (i) Beneficial Interests in Restricted Global Notes to Restricted Certificated Notes. If any holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Certificated Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Certificated Note, then, if the exchange or transfer complies with the requirements of Section 5.01(a) above, upon receipt by the Registrar of the following documentation:

                    (A) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Restricted Certificated Note, a certificate from such holder in the form of Exhibit C to this Fourth Supplemental Indenture, including the certifications in item (2)(a) thereof;

                    (B) if such beneficial interest is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (1) thereof,

                    (C) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (2)(a) thereof,

                    (D) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) and (C) above, a certificate to the effect set forth in Exhibit B to this Fourth Supplemental Indenture, including the certifications, certificates and Opinion of Counsel required by item (2)(d) thereof, if applicable;

                    (E) if such beneficial interest is being transferred to the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (2)(b) thereof, or

                    (F) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (2)(c) thereof, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Note to be reduced accordingly pursuant to Section 5.01(h) of this Fourth Supplemental Indenture, and the Company shall execute and, upon receipt of a Company Order pursuant to Section 2.3 of the Indenture, the Trustee shall authenticate and deliver to the Person designated in the instructions a Restricted Certificated Note in the appropriate principal amount. Any Restricted Certificated Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 5.01(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Restricted Certificated Notes to the Persons in whose names such Series D Notes are so registered. Any Restricted Certificated
Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 5.01 (c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

               (ii) Beneficial Interests in Restricted Global Notes to Unrestricted Certificated Notes. A holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Certificated Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note only if the exchange or transfer complies with the requirements of Section 5.01 (a) above and:

                    (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 5.01(f) of this Fourth

Supplemental Indenture, and the holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company or the Subsidiary Guarantors;

                    (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                    (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                    (D) such transfer occurs on or after February 25,2001 and the Registrar receives the following: (1) if the holder of such beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Certificated Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit C to this Fourth Supplemental Indenture, including the certifications in item (1)(b) thereof, or
(2) if the holder of such beneficial interest in a Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Certificated Note that does not bear the Private Placement Legend, a certificate from such holder in the form of Exhibit B to this Fourth Supplemental Indenture, including the certifications in item
(3) thereof, and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

              (iii) Beneficial Interests in Unrestricted Global Notes to Unrestricted Certificated Notes. If any holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for an Unrestricted Certificated Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note, then, if the exchange or transfer Complies with the requirements of
Section 5.01(a) above and upon satisfaction of the Trustee shall cause the aggregate principal amount of the applicable Unrestricted Global conditions set forth in Section 5.01(b)(ii) of this Fourth Supplemental Indenture, the Note to be reduced accordingly pursuant to Section 5.01(h) of this Fourth Supplemental Indenture, and the Company shall execute and, upon receipt of a Company Order pursuant to Section 2.3 of the Indenture, the Trustee shall authenticate and deliver to the Person designated in the instructions an Unrestricted Certificated Note in the appropriate principal amount. Any Unrestricted Certificated Note issued in exchange for a beneficial interest pursuant to this
Section 5.01(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Registrar through instructions from the Depository and the Participant or Indirect Participant. The Trustee shall deliver such Unrestricted Certificated Notes to the Persons in whose names such 8%% Notes are so registered. Any Unrestricted Certificated Note issued in exchange for a beneficial interest pursuant to this Section 5.01(c)(iii) shall not bear the Private Placement Legend.

          (d) Transfer and Exchange of Certificated Notes for Beneficial Interests.

              (i) Restricted Certificated Notes to Beneficial Interests in Restricted Global Notes. If any Holder of a Restricted Certificated Note proposes to exchange such Series D Note for a beneficial interest in a Restricted Global Note or to transfer such Restricted Certificated Notes to a

Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                     (A) if the Holder of such Restricted Certificated Note proposes to exchange such Series D Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C to this Fourth Supplemental Indenture, including the certifications in item
(2)(b) thereof, or

                     (B) if such Restricted Certificated Note is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (1) thereof, the Trustee shall cancel the Restricted Certificated Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted Global Note, and in the case of clause (B) above, the Restricted Global Note.

               (ii) Restricted Certificated Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of a Restricted Certificated Note may exchange such 8% Note for a beneficial interest in an Unrestricted Global Note or transfer Restricted Certificated Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 5.01(f) of this Fourth Supplemental Indenture, and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company or the Subsidiary Guarantors;

                     (B) such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                     (C) such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                     (D) such transfer occurs on or after February 25,2001 and the Registrar receives the following: (1) if the Holder of such Restricted Certificated Notes proposes to exchange such 8% Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C to this Fourth Supplemental Indenture, including the certifications in item (1)(c) thereof; or (2) if the Holder of such Restricted Certificated Notes proposes to transfer such Series D Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (3) thereof, and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act. Upon satisfaction of the conditions of any of the subparagraphs in this Section 5.01(d)(ii), the Trustee shall cancel the Restricted Certificated Notes so transferred or exchanged and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

               (iii) Unrestricted Certificated Notes to Beneficial Interests in Unrestricted Global Notes. A Holder of an Unrestricted Certificated Note may exchange such 8% Note for a beneficial interest in an Unrestricted Global Note or transfer such Certificated Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or registration of transfer, the Trustee shall cancel the applicable Unrestricted Certificated Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes. If any such exchange or registration of transfer from a Certificated Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or (iii) of this Section 5.01(d) at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of a Company Order in accordance with Section 2.3 of the Indenture, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of Certificated Notes so transferred.

          (e) Transfer and Exchange of Certificated Notes for Certificated Notes. Upon request by a Holder of Certificated Notes and such Holder's compliance with the provisions of this Section 5.01(e), the Registrar shall register the transfer or exchange of Certificated Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Certificated Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 5.01(e).

               (i) Restricted Certificated Notes to Restricted Certificated Notes. Any Restricted Certificated Note may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Certificated Note if the Registrar receives the following:

                     (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (1) thereof; and

                     (B) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B to this Fourth Supplemental Indenture, including the certifications, certificates and Opinion of Counsel required by item (2) thereof, if applicable.

               (ii) Restricted Certificated Notes to Unrestricted Certificated Notes. Any Restricted Certificated Note may be exchanged by the Holder thereof for an Unrestricted Certificated Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Note if.-

                     (A) such exchange or transfer is effected pursuant to the Exchange Offer in accordance with the Registration Rights Agreement and Section 5.01(f) of this Fourth Supplemental Indenture, and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable Letter of Transmittal that it is not (1) a Broker-Dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                     (B) any such transfer is effected pursuant to the Shelf Registration Statement in accordance with the Registration Rights Agreement;

                     (C) any such transfer is effected by a Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                     (D) such transfer occurs on or after February 25,2001 and the Registrar receives the following: (1) if the Holder of such Restricted Certificated Notes proposes to exchange such 8% Notes for an Unrestricted Certificated Note, a certificate from such Holder in the form of Exhibit C to this Fourth Supplemental Indenture, including the certifications in item (1)(d) thereof, or (2) if the Holder of such Restricted Certificated Notes proposes to transfer such 8% Notes to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Note, a certificate from such Holder in the form of Exhibit B to this Fourth Supplemental Indenture, including the certifications in item (3) thereof, and, in each such case set forth in this subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar and the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

               (iii) Unrestricted Certificated Notes to Unrestricted Certificated Notes. A Holder of Unrestricted Certificated Notes may transfer such 8% Notes to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Certificated Notes pursuant to the instructions from the Holder thereof.

          (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a Company Order in accordance with Section 2.3 of the Indenture and an Opinion of Counsel for the Company as to certain matters discussed in this Section 5.01(f), the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the sum of
(A) the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by Persons who certify in the applicable Letters of Transmittal that (x) they are not Broker-Dealers, (y) they are not participating in a distribution of the Exchange Notes and (z) they are not affiliates (as defined in Rule 144) of the Company, and accepted for exchange in the Exchange Offer and (B) the principal amount of Certificated Notes exchanged or transferred for beneficial interests in Unrestricted Global Notes in connection with the Exchange Offer pursuant to Section 5.01(d)(ii) and (ii) Certificated Notes in an aggregate principal amount equal to the principal amount of the Restricted Certificated Notes accepted for exchange in the Exchange Offer (other than Certificated Notes described in clause (i)(B) immediately above). Concurrently with the issuance of such Series E Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company shall execute and, upon receipt of a Company Order pursuant to Section 2.3 of the Indenture, the Trustee shall authenticate and deliver to the Persons designated by the Holders of Certificated Notes so accepted Certificated Notes in the appropriate principal amount.

     The Opinion of Counsel for the Company referenced above shall state that:

     (1) the Exchange Notes have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series D Notes in accordance with the Indenture and the Exchange Offer, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z)other customary limitations and exceptions for opinions of such type; and

     (2) when the Exchange Notes are executed and authenticated in accordance with the provisions of the Indenture and delivered in exchange for Series D Notes in accordance with the Indenture and the Exchange Offer, the Guarantees of the Exchange Notes by the Subsidiary Guarantors will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Subsidiary Guarantors, enforceable in accordance with their terms except as (x) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally, (y) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability and (z) other customary limitations and exceptions for opinions of such type.

          (g) Legends. The following legends shall appear on the face of all Global Notes and Certificated Notes issued under the Indenture unless specifically stated otherwise in the applicable provisions of the Indenture.

               (i)  Private Placement Legend.

                    (A) Except as permitted by subparagraph (B) below, each Global Note and each Certificated Note (and all 8% Notes issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

     (1) REPRESENTS THAT IT IS NOT (A) AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR THE SUBSIDIARY GUARANTORS, (B) IT IS EITHER (i) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (ii) IS ACQUIRING THIS NOTE OTHER THAN IN CONNECTION WITH THE OFFER AND SALE OF THE NOTES BY THE INITIAL PURCHASERS (AS DEFINED IN THE INDENTURE) ON THE TERMS SET FORTH IN THE OFFERING MEMORANDUM (AS DEFINED IN THE INDENTURE)AND IN ACCORDANCE WITH THE REQUIREMENTS SET FORTH IN PARAGRAPH TWO BELOW AND (C) IT IS PURCHASING THIS NOTE FOR ITS OWN ACCOUNT OR AN ACCOUNT OVER WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, AND IT AND ANY SUCH ACCOUNT IS A "QUALIFIED PERSON" (AS DEFINED IN SECTION 49(a)(1)(D)(iv) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")), FOR THIS PURPOSE, A PERSON WOULD BE CONSIDERED A "QUALIFIED PERSON" IF IT IS A BANK, SAVINGS & LOAN ASSOCIATION, INSURANCE COMPANY, PENSION TRUST, FUND (INCLUDING PARTNERSHIPS, TRUSTS, MUTUAL FUNDS, HEDGE FUNDS, SEPARATE ACCOUNTS AND PORTFOLIO MANAGERS) OR ANOTHER ENTITY THAT REGULARLY LENDS MONEY OR PURCHASES DEBT SECURITIES FROM ISSUERS IN PRIMARY OFFERINGS. A PERSON, HOWEVER, WOULD NOT BE A QUALIFIED PERSON IF IT (A) DIRECTLY OR INDIRECTLY OWNS MORE THAN 10% OF THE OPERATING PARTNERSHIP OR (B) HAS A DIRECT OR INDIRECT MORE-THAN-10% OWNER

WHO ALSO DIRECTLY OR INDIRECTLY OWNS MORE THAN 1O% OF THE OPERATING PARTNERSHIP;

     (2)  AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT
(A) TO THE COMPANY OR ANY SUBSIDIARY GUARANTOR WHOLLY OWNED BY THE COMPANY OR ANY OF THEIR RESPECTIVE WHOLLY OWNED SUBSIDIARIES, (B) TO A PERSON WHO IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE OPERATING PARTNERSHIP THAT SUCH TRANSFER IS EXEMPT UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; PROVIDED THAT, FOR ANY TRANSACTION PURSUANT TO CLAUSE (B), (C), (D), OR (E) WITHIN TWO YEARS OF THE ISSUANCE OF THIS NOTE, THE TRANSFEREE REPRESENTS THAT IT IS A "QUALIFIED PERSON" (AS DEFINED ABOVE); AND

     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE AS TO THE ABOVE RESTRICTIONS.

                    (B) Notwithstanding the foregoing, any Global Note or Certificated Note issued pursuant to subparagraphs (b)(iv), (c)(ii), (c)(iii),
(d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this Section 5.01 (and all 8% Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

               (ii) Global Note Legend. To the extent required by the Depository, each Global Note shall bear a legend in substantially the following form:

     "THIS GLOBAL NOTE IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 5.01 OF THE FOURTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 5.01 (a) OF THE FOURTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A

     SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

          (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Certificated Notes or a particular Global Note has been redeemed, repurchased or cancelled in whole and not in part, each such Global Note shall be returned to or retained and cancelled by the Trustee in accordance with Section 2.12 of the Indenture. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Certificated Notes, the principal amount of 8% Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

          (i)  General Provisions Relating to Transfers and Exchanges.

               (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Certificated Notes upon receipt of a Company Order.

               (ii) No service charge shall be made to a holder of a beneficial interest in a Global Note or to a Holder of a Certificated Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange or transfer pursuant to Sections 2.11, 3.6, 4.12 and 10.1 of the Indenture).

               (iii) The Registrar shall not be required to register the transfer of or exchange any 8% Note selected for redemption in whole or in part, except the unredeemed portion of any 8% Note being redeemed in part.

               (iv) All Global Notes and Certificated Notes issued upon any registration of transfer or exchange of Global Notes or Certificated Notes shall be the valid obligations of the Company, evidencing the same Indebtedness, and entitled to the same benefits under the Indenture, as the Global Notes or Certificated Notes surrendered upon such registration of transfer or exchange.

               (v) Prior to due presentment for the registration of a transfer of any 8% Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any 8% Note is registered as the absolute owner of such 8% Note for the purpose of receiving payment of principal of and interest on such 8% Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

               (vi) The Trustee shall authenticate Global Notes and Certificated Notes in accordance with the provisions of Section 2.3 of the Indenture.

               (vii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 5.01 to effect a registration of transfer or exchange may be submitted by facsimile.

     Notwithstanding anything herein to the contrary, as to any certifications and certificates delivered to the Registrar pursuant to this Section 5.01, the Registrar's duties shall be limited to confirming that any such certifications and certificates delivered to it are in the form of Exhibits A, B, C and D attached to this Fourth Supplemental Indenture. The Registrar shall not be responsible for confirming the truth or accuracy of representations made in any such certifications or certificates.

                                   ARTICLE 6

     Section 6.01. Except as specifically modified herein, the Indenture is in all respects ratified and confirmed and shall remain in full force and effect in accordance with its terms.

     Section 6.02. Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed or shall be construed to be assumed by the Trustee by reason of this Fourth Supplemental Indenture. This Fourth Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect to this Fourth Supplemental Indenture.

     Section 6.03. The Trustee shall not be responsible in any manner whatsoever for or in respect of the recitals contained herein, all of which recitals are made solely by the Company and the Subsidiary Guarantors.

     Section 6.04. THIS FOURTH SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B). EACH OF THE COMPANY AND THE SUBSIDIARY GUARANTORS HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. EACH OF THE COMPANY AND THE SUBSIDIARY GUARANTORS IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE FIGHT OF THE TRUSTEE OR ANY SECURITY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY AND THE SUBSIDIARY GUARANTORS IN ANY OTHER JURISDICTION.

     Section 6.05. The parties may sign any number of copies of this Fourth Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

     Section 6.06. All capitalized terms used in this Fourth Supplemental Indenture which are not otherwise defined herein, shall have the respective meanings specified in the Indenture, unless the context otherwise requires.

     Section 6.07. The 8 % Notes may be issued in whole or in part in the form of one or more Global Securities, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC").

     IN WITNESS WHEREOF, the parties to this Fourth Supplemental Indenture have caused this Fourth Supplemental Indenture to be duly executed, all as of the date first written above.

                              COMPANY
                              -------

                              HOST MARRIOTT, L.P.

                              By:__________________________________
                                  Name:
                                  Title:


                              SUBSIDIARY GUARANTORS
                              ---------------------

                              HME RIVERS, L.P.

                              By:__________________________________
                                  Name:
                                  Title:


                              HMH MARINA LLC

                              By:__________________________________
                                  Name:
                                  Title:


                              HMC SBM TWO LLC

                              By:__________________________________
                                  Name:
                                  Title:


                              HMC PLP LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HMC RETIREMENT PROPERTIES, L.P.

                              By:__________________________________
                                  Name:
                                  Title:


                              HMH PENTAGON LLC

                              By:__________________________________
                                  Name:
                                  Title:


                              HMH SFO LLC

                              By:__________________________________
                                  Name:
                                  Title:


                              AIRPORT HOTELS LLC

                              By:__________________________________
                                  Name:
                                  Title:


                              CHESAPEAKE FINANCIAL SERVICES LLC

                              By:__________________________________
                                  Name:
                                  Title:


                              HMC CAPITAL RESOURCES LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              YBG ASSOCIATES LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              PRM LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HOST PARK RIDGE LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HOST OF BOSTON, LTD.

                              By:__________________________________
                                  Name:
                                  Title:

                              HOST OF HOUSTON, LTD.

                              By:__________________________________
                                  Name:
                                  Title:

                              HOST OF HOUSTON 1979

                              By:__________________________________
                                  Name:
                                  Title:

                              PHILADELPHIA AIRPORT HOTEL LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HMC RETIREMENT PROPERTIES, LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HMC HARTFORD LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HMH NORFOLK LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HMH NORFOLK, L.P.

                              By:__________________________________
                                  Name:
                                  Title:

                              HMC PARK RIDGE LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HMC PARK RIDGE II LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HMC PARK RIDGE LP

                              By:__________________________________
                                  Name:
                                  Title:

                              HMC PARTNERSHIP HOLDINGS LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              HMC SUITES LLC

                              By:__________________________________
                                  Name:
                                  Title:

                              MARRIOTT SUITES LIMITED PARTNERSHIP

                              By:__________________________________
                                  Name:
                                  Title:

                              WELLSFORD-PARK RIDGE MARRIOTT
                              HOTEL LIMITED PARTNERSHIP

                              By:__________________________________
                                  Name:
                                  Title:

                              CITY CENTER INTERSTATE PARTNERSHIP LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              FARRELL'S INC. CREAM PARLOR RESTAURANTS LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC BURLINGAME LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC CALIFORNIA LEASING LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC CAPITAL LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC GRAND LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC HOTEL DEVELOPMENT LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC MEXPARK LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC POLANCO LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC NGL LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC OLS I L.P.

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC RTZ LOAN I LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC RTZ II LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC SEATTLE LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC SWISS HOLDINGS LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC WATERFORD LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMH RESTAURANTS LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMH RIVERS LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMH WTC LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMP CAPITAL VENTURES LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMP FINANCIAL SERVICES LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HOST LA JOLLA LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              CITY CENTER HOTEL LIMITED PARTNERSHIP

                              By:___________________________________________
                                  Name:
                                  Title:

                              MFR OF ILLINOIS LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              MFR OF VERMONT LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              MFR OF WISCONSIN LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC MARQUIS LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              PM FINANCIAL LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              PM FINANCIAL LP

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC CHICAGO LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC HPP LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC DESERT LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC HANOVER LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC DIVERSIFIED LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC PROPERTIES I LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC POTOMAC LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC EAST SIDE II LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC MANHATTAN BEACH LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              CHESAPEAKE HOTEL LIMITED PARTNERSHIP

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMH GENERAL PARTNER HOLDINGS LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC IHP HOLDING LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              HMC OP BN LLC

                              By:___________________________________________
                                  Name:
                                  Title:

                              S.D. HOTELS LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              HMC GATEWAY LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              HMC PACIFIC GATEWAY LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              HMC DESERT SPRINGS LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              MDSM FINANCE LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              MARKET STREET MARRIOTT LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              HMC MARKET STREET LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              NEW MARKET STREET LP

                              By:_______________________________________________
                                  Name:
                                  Title:

                              TIMES SQUARE LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              TIMES SQUARE GP LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              SAGA PROPERTY LEASING LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              SAGA RESTAURANTS LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              HMC ATLANTA LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              IVY STREET LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              HMC PROPERTIES II LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              SANTA CLARA HMC LLC

                              By:_______________________________________________
                                  Name:
                                  Title:

                              MARINE MIDLAND BANK,
                              as Trustee

                              By:_______________________________________________
                                  Name:
                                  Title:

                                                                       EXHIBIT A

                FORM OF 8% [SERIES D] [SERIES E]/1/ SENIOR NOTE

     Unless and until it is exchanged in whole or in part for 8% Notes in definitive form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New
York) ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein./2/


                              HOST MARRIOTT, L.P.

               8% [SERIES D] [SERIES E]/3/ SENIOR NOTE DUE 2006

                                                                       CUSIP No.

No.                                                                       $

     Host Marriott, L.P., a Delaware limited partnership (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________, or registered assigns, the principal sum of $_______, on February 15, 2006. This Security is one of the 8%% [Series D] [Series E] Senior Notes due 2006 referred to in such Indenture (hereinafter referred to for purposes of this 8% Senior Note collectively as the "8% Securities").

     Interest Payment Dates:               March 15 and September 15
     Record Dates:                         March 1 and September 1

Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed.

Dated:

                              HOST MARRIOTT, L.P.,
                              a Delaware limited partnership

______________________________

/1/   Series D should be replaced with Series E in the Exchange Notes

/2/   To be used only if the Security is issued as a Global Note.

/3/   Series D should be replaced with Series E in the Exchange Notes.

                                   By:_____________________________
                                      Name:
                                      Title:

Attest:____________________________
     Name:
     Title:

                FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the 8 3/8% Securities of the Series designated therein referred to in the within-mentioned Indenture.

                              MARINE MIDLAND BANK,
                              as Trustee


                              By:_______________________________________
                                 Authorized Signatory

                              HOST MARRIOTT, L.P.

              83/8% [SERIES D] [SERIES E]/4/ SENIOR NOTE DUE 2006

THIS GLOBAL NOTE IS HELD BY THE DEPOSITORY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS HEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (1) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 5.01 OF THE FOURTH SUPPLEMENTAL INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 5.01 (a) OF THE FOURTH SUPPLEMENTAL INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.12 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITORY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY./5/

THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

     (1) REPRESENTS THAT (A) IT IS NOT AN AFFILIATE (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY OR THE SUBSIDIARY GUARANTORS, (B) EITHER (i) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB") OR (ii) IS ACQUIRING THIS NOTE OTHER THAN IN CONNECTION WITH THE OFFER AND SALE OF THE NOTES BY THE INITIAL PURCHASERS (AS DEFINED IN THE INDENTURE) ON THE TERMS SET FORTH IN THE OFFERING MEMORANDUM (AS DEFINED IN THE INDENTURE)AND IN ACCORDANCE WITH THE REQUIREMENTS SET FORTH IN PARAGRAPH TWO BELOW AND (C) IT IS PURCHASING THIS NOTE FOR ITS OWN ACCOUNT OR AN ACCOUNT OVER WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, AND IT AND ANY SUCH ACCOUNT IS A "QUALIFIED PERSON" (AS DEFINED IN SECTION 49(a)(1)(D)(iv) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")), FOR THIS PURPOSE, A PERSON WOULD BE CONSIDERED A "QUALIFIED PERSON" IF IT IS A BANK, SAVINGS & LOAN ASSOCIATION, INSURANCE COMPANY, PENSION TRUST, FUND (INCLUDING PARTNERSHIPS, TRUSTS, MUTUAL FUNDS, HEDGE FUNDS, SEPARATE ACCOUNTS AND PORTFOLIO MANAGERS) OR ANOTHER ENTITY THAT REGULARLY LENDS MONEY OR PURCHASES DEBT SECURITIES FROM ISSUERS IN PRIMARY OFFERINGS. A PERSON, HOWEVER, WOULD NOT BE A QUALIFIED PERSON IF IT (A) DIRECTLY OR INDIRECTLY OWNS MORE THAN 10% OF THE OPERATING PARTNERSHIP OR (B) HAS A DIRECT OR INDIRECT MORE-THAN-10% OWNER WHO ALSO DIRECTLY OR INDIRECTLY OWNS MORE THAN 10% OF THE OPERATING PARTNERSHIP;


_______________________________

/4/   Series D should be replaced with Series E in the Exchange Notes.

/5/   To be included only on Global Notes deposited with DTC as Depository.

     (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT
(A) TO THE COMPANY OR ANY SUBSIDIARY GUARANTOR WHOLLY OWNED BY THE COMPANY OR ANY OF THEIR RESPECTIVE WHOLLY OWNED SUBSIDIARIES, (B) TO A PERSON WHO IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL " ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE OPERATING PARTNERSHIP THAT SUCH TRANSFER IS EXEMPT UNDER THE SECURITIES ACT, (E) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER), OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; PROVIDED THAT, FOR ANY TRANSACTION PURSUANT TO CLAUSE (B), (C), (D), OR (E) WITHIN TWO YEARS OF THE ISSUANCE OF THIS NOTE, THE TRANSFEREE REPRESENTS THAT IT IS A "QUALIFIED PERSON" (AS DEFINED ABOVE); AND

     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE AS TO THE ABOVE RESTRICTIONS./6/

1.   Interest.
     --------

     Host Marriott, L.P., a Delaware limited partnership (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of 8 3/8% per annum from February 25, 1999 until maturity. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 8 3/8% per annum compounded semi-annually.

     The Company will pay interest semi-annually on March 15 and September 15 of each year (each, an "Interest Payment Date"), commencing September 1 5, 1 999. Interest on the 8 3/8% Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the 8 3/8% Securities, from the date of the original issuance. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.   Method of Payment.
     -----------------

     The Company shall pay interest on the 8 3/8% Securities (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender 8 3/8% Securities to a Paying Agent to collect principal payments. Principal of, premium, if any, and interest on the 83/8% Securities will be payable in United States Dollars at the office or agency of the Company maintained for such purpose, in


____________________________

/6/   To be included only on Transfer Restricted Notes.

the Borough of Manhattan, The City of New York or at the option of the Company, payment of interest may be made by check mailed to the Holders of the 8 3/8% Securities at the addresses set forth upon the registry books of the Company; provided, however, Holders of Global Securities will be entitled to receive interest payments (other than at maturity) by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not fewer than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder. No service charge will be made for any registration of transfer or exchange of 8 3/8% Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

3.   Paying Agent and Registrar.
     --------------------------

     Initially, Marine Midland Bank will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.   Indenture.
     ---------

     The Company issued the 8 3/8% Securities and the Subsidiary Guarantors issued their Guarantees under an Amended and Restated Indenture, dated as of August 5, 1998, as supplemented (the "Indenture"), between the Company, its Parents, the Subsidiary Guarantors and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The 8 3/8% Securities are limited in aggregate principal amount to $300,000,000. The terms of the 8 3/8% Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. The 8 3/8% Securities are subject to all such terms, and Holders of 8 3/8% Securities are referred to the Indenture and said Act for a statement of them. The 83/8% Securities are senior, general obligations of the Company, secured initially by a pledge of Capital Stock of certain Subsidiaries of the Company, which pledge is shared equally and ratably with the Credit Facility, the Existing Senior Notes, the Series A Notes, the Series B Notes, the Series C Notes and certain future Indebtedness of the Company ranking pari passu with the 8 3/8% Securities. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by the provisions of the Indenture, (b) authorizes and directs the Trustee on his behalf to take such action as may be provided in the Indenture and (c) appoints the Trustee his attorney-in-fact for such purpose.

5.   Redemption.
     ----------

     The 8 3/8% Securities may not be redeemed by the Company at its option prior to the final maturity thereof. The 8 3/8% Securities will not have the benefit of a sinking fund.

6.   Denominations; Transfer; Exchange.
     ---------------------------------

     The 8 3/8% Securities are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of, or exchange 8 3/8% Securities in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any 83/8% Securities (a) selected for redemption except the unredeemed portion of any Security being redeemed in part or (b) for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redemption and ending at the close of business on the day of such mailing.

7.   Persons Deemed Owners.
     ---------------------

     The registered Holder of a Security may be treated as the owner of it for all purposes.

8.   Unclaimed Money.
     ---------------

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

9.   Discharge Prior to Redemption or Maturity.
     -----------------------------------------

     Except as set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Holders, U.S. legal tender, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest on such 83/8% Securities on the stated date for payment thereof or on the redemption date of such principal or installment of principal of, premium, if any, or interest on such 8 3/8% Securities, the Company will be discharged from certain provisions of the Indenture and the 8 3/8% Securities (including the restrictive covenants described in paragraph II below, but excluding its obligation to pay the principal of, premium, if any, and interest on the 8 3/8% Securities). Upon satisfaction of certain additional conditions set forth in the Indenture, the Company may elect to have its obligations and the obligations of the Subsidiary Guarantors discharged with respect to outstanding 8 3/8% Securities.

10.  Amendment; Supplement; Waiver.
     -----------------------------

     The Company, the Subsidiary Guarantors and the Trustee may enter into a supplemental indenture for certain limited purposes without the consent of the Holders. Subject to certain exceptions, the Indenture or the 8 3/8% Securities may be amended or supplemented with the written consent of the Holders of not less than a majority in aggregate principal amount of the 8 3/8% Securities then outstanding (except that any amendments or supplements to the provisions relating to security interests or with respect to the Guarantees of the Subsidiary Guarantors shall require the consent of the holders of not less than 662/3% of the aggregate principal amount of the 8 3/8% Securities then outstanding), and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the 8 3/8% Securities then outstanding. Without notice to or consent of any Holder, the parties thereto may under certain circumstances amend or supplement the indenture or the 8 3/8% Securities to, among other things, cure any ambiguity, defect or inconsistency, or make any other change that does not adversely affect the rights of any Holder of a Security.

11.  Restrictive Covenants.
     ---------------------

     The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Guarantors and any of their respective Restricted Subsidiaries to, among other things, incur additional Indebtedness and issue Disqualified Stock, pay dividends or make certain other Restricted Payments, enter into certain transactions with Affiliates, incur Liens, sell assets and subsidiary stock, merge or consolidate with any other Person or transfer (by lease, assignment or otherwise) substantially all of the properties and assets of the Company. The limitations are subject to a number of important qualifications and exceptions and certain restrictive covenants will cease to be applicable under certain circumstances. The Company must periodically report to the Trustee on compliance with such limitations.

12.  Repurchase at Option of Holder.
     ------------------------------

          (a) If there is a Change of Control Triggering Event, the Company shall be required to offer irrevocably to purchase on the Change of Control Purchase Date all outstanding 8 3/8% Securities at a purchase price equal to 101% of the principal amount thereof, plus (subject to the right of Holders of record on a Record Date that is on or prior to such Change of Control Purchase Date to receive interest due on the Interest Payment Date to which such Record Date relates) accrued and unpaid interest, if any, to the Change of Control Purchase Date. Holders of 8 3/8% Securities will receive a Change of Control Offer from the Company prior to any related Change of Control Purchase Date and may elect to have such 8 3/8% Securities purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

          (b) The Indenture imposes certain limitations on the ability of the Company, the Subsidiary Guarantors or any of their respective Restricted Subsidiaries to sell assets and subsidiary stock. In the event the Net Cash Proceeds from a permitted Asset Sale exceed certain amounts, as specified in the Indenture, the Company will be required either to reinvest the proceeds of such Asset Sale in a Related Business or other permitted investments, repay certain Indebtedness or to make an offer to purchase each Holder's 83/8% Securities at I 00% of the principal amount thereof, plus accrued interest, if any, to the purchase date. The limitations and the Company's obligations with respect to the use of proceeds from an Asset Sale are subject to a number of important qualifications and exceptions and will cease to be applicable under certain circumstances.

13.  Notation of Guarantee.
     ---------------------

     As set forth more fully in the Indenture, the Persons constituting Subsidiary Guarantors from time to time, in accordance with the provisions of the Indenture, irrevocably and unconditionally and jointly and severally guarantee, in accordance with Section 12.1 of the Indenture, to the Holders and to the Trustee and its successors and assigns, that (i) the principal of and interest on the 8 3/8% Securities will be paid, whether at the Stated Maturity or Interest Payment Dates, by acceleration, call for redemption or otherwise, and all other obligations of the Company to the Holders or the Trustee under the Indenture or this Security will be promptly paid in full or performed, all in accordance with the terms of the Indenture and this Security, and (ii) in the case of any extension of payment or renewal of this Security or any of such other obligations, they will be paid in full when due or performed in accordance with the terms of such extension or renewal, whether at the Stated Maturity, as so extended, by acceleration or otherwise. Such Guarantees shall cease to apply, and shall be null and void, with respect to any such guarantor who, pursuant to Article 12 of the Indenture, is released from its Guarantees, or whose Guarantees otherwise cease to be applicable pursuant to the terms of the Indenture.

14.  Successor.
     ---------

     When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

15.  Defaults and Remedies.
     ---------------------

     If an Event of Default with respect to the 8 3/8% Securities occurs and is continuing (other than an Event of Default relating to bankruptcy, insolvency or reorganization of the Company), then either the Trustee or the Holders of 25% in aggregate principal amount of the 8 3/8% Securities then outstanding may declare all 8 3/8% Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of 8 3/8% Securities may not enforce the Indenture or the 8 3/8% Securities, except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the 8 3/8% Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding 8 3/8% Securities may direct the Trustee in its exercise of any trust or power with respect to such 8 3/8% Securities. The Trustee may withhold from Holders of 83/8% Securities notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

16.  Trustee and Agent Dealings with Company.
     ---------------------------------------

     The Trustee and each Agent under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or any Subsidiary Guarantor or any of their Subsidiaries or any of their respective Affiliates, and may otherwise deal with such Persons as if it were not the Trustee or such agent.

17.  No Recourse Against Others.
     --------------------------

     No recourse for the payment of the principal of, premium, if any, or interest on the 8 3/8% Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or the Subsidiary Guarantors in the Indenture, or in the 8 3/8% Securities or because of the creation of any Indebtedness represented thereby, shall be had against any incorporation, partner, stockholder, officer, director, employee or controlling Person of the Company or the Subsidiary Guarantors or of any successor Person thereof, except as an obligor or guarantor of the 8 3/8% Securities pursuant to the Indenture. Each Holder, by accepting the 8 3/8% Securities, waives and releases all such liability.

18.  Authentication.
     --------------

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Security.

19.  Abbreviations and Defined Terms.
     -------------------------------

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TEN ENT tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/NVA (= Uniform Gifts to Minors
Act).

20.  CUSIP Numbers.
     -------------

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the 8 3/8% Securities as a convenience to the Holders of the 8 3/8% Securities. No representation is made as to the accuracy of such numbers as printed on the 8 3/8% Securities and reliance may be placed only on the other identification numbers printed hereon.

21.  Additional Rights of Holders of Transfer Restricted Notes./7/
     ---------------------------------------------------------

     In addition to the rights provided to Holders of 8 3/8% Securities under the Indenture, Holders of Transfer Restricted Notes shall have all the rights set forth in the To be included only on Transfer Restricted Notes. Registration Rights Agreement dated as of the date of the Fourth Supplemental indenture, among the Company, the Subsidiary Guarantors and the Initial Purchasers.

22.  Governing Law.
     -------------

     THE INDENTURE AND THE 83/8% SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B).


_____________________________

/7/  To be included only on Transfer Restricted Notes.

                              [FORM OF ASSIGNMENT]

     I or we assign this Security to


_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________


(Print or type name, address and zip code of assignee)

     Please insert Social Security or other identifying number of assignee _____
_____________________________________________

and irrevocably appoint____________to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:_________________Signed:

                        (Sign exactly as name appears on
                        the other side of this Security)


                             Signature Guarantee**


_____________________________

** NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program
(SEMP); or (iv) in such other guarantee program acceptable to the Trustee.

                       OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Security purchased by the Company pursuant to Section 4.12 or Article 10 of the Indenture, check the appropriate box:

     [ ]     Section 4.12

     [ ]     Article 10.

     If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.12 or Article 10 of the Indenture, as the case may
be, state the amount you want to be purchased: $    .

Date:___________________Signature:
(Sign exactly as your name appears
on the other side of this Security)

                             Signature Guarantee***


_______________________

*** NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee Programs: (i) The Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program
(SEMP); or (iv) in such other guarantee program acceptable to the Trustee.

                  SCHEDULE OF EXCHANGES OF CERTIFICATED NOTES/8/


     The following exchanges of a part of this Global Security for Certificated Securities have been made:

                    Amount of decrease in      Amount of increase in   Principal Amount of this        Signature of authorized
                      Principal Amount          Principal Amount of   Global Note following such      officer of Trustee or Note
Date of Exchange     of this Global Note          this Global Note      decrease (or increase)               Custodian


___________________________

/8/   This should be included only if the Security is issued in global form.

                                   EXHIBIT B


                        FORM OF CERTIFICATE OF TRANSFER

Host Marriott, L.P.
10400 Femwood Road
Bethesda, Maryland 20817
Attention: [          ]

Marine Midland Bank
140 Broadway, 12th Floor
New York, New York 10005-1180
Attention:  Corporate Trust Department

     Re:  8 3/8% Series D Senior Notes due 2006

     Dear Sirs:

     Reference is hereby made to the Amended and Restated Indenture, dated as of August 5, 1998 (the "Base Indenture"), with HMH Properties, Inc., its Parents and the Subsidiary Guarantors named therein (collectively, the "Subsidiary Guarantors") and Marine Midland Bank, as trustee (the "Trustee"), and the Fourth Supplemental Indenture to the Base Indenture, dated as of February 25, 1999 (the "Fourth Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), among Host Marriott, L.P., as issuer (the "Company"), the Subsidiary Guarantors and the Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture. ___________, (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $_______ in such Note[s] or interests (the "Transfer"), to ______________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

     1.   [   ]     Check if Transferee will take delivery of a beneficial
interest in the Restricted Global Note or a Certificated Note Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Note is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Certificated Note for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a Qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any State of the United States with the restrictions set forth in the Private Placement Legend. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Note and/or the Certificated Note and in the Indenture and the Securities Act.

     2.   [   ]     Check and complete if Transferee will take delivery of a
beneficial interest in a Certificated Note pursuant to any provision of the Securities Act other than Rule 144A. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Certificated Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any State of the United States, and accordingly the Transferor hereby further certifies that (check one):

          (a) [ ] Such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act; or

          (b) [ ] Such Transfer is being effected to the Company or a subsidiary thereof-, or

          (c) [ ] Such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act; or

          (d) such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, or Rule 144, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Certificated Notes (including those set forth in the Private Placement Legend) and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in a form of Exhibit D to the Fourth Supplemental Indenture and (2) if such Transfer is in respect of a principal amount of Series D Notes at the time of transfer of less than $250,000, an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification and provided to the Company, which has confirmed its acceptability), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the Certificated Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Certificated Notes and in the Indenture and the Securities Act.

     3. [   ]   Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Note or of an Unrestricted Certificated Note.

          (a) [ ] Check if Transfer is Pursuant to RulE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Certificated Notes and in the Indenture and the Securities Act.

          (b) Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Certificated Notes and in the Indenture.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Company.

     ___________________________________      Dated:_________________________
     [Insert Name of Transferor]

     By:__________________________
        Name:
        Title:

                       ANNEX A TO CERTIFICATE OF TRANSFER

1.  The Transferor owns and proposes to transfer the following:

[CHECK ONE OF (a) OR (b)]

     (a)  [   ]  a beneficial interest in the Restricted Global Note (CUSIP
44108EAJ7), or

     (b)  [   ]  a Restricted Certificated Note.

2.  After the Transfer the Transferee will hold:

[CHECK ONE]

     (a)  [    ]  a beneficial interest in the:

            (i)  [   ]    Restricted Global Note (CUSIP 44108EAJ7), or

           (ii)  [   ]    Unrestricted Global Note (CUSIP or

     (b)  [    ]  a Restricted Certificated Note; or

     (c)  [    ]  an Unrestricted Certificated Note,

in accordance with the terms of the Indenture.

                                   EXHIBIT C


                        FORM OF CERTIFICATE OF EXCHANGE

     Host Marriott, L.P.
     10400 Femwood Road
     Bethesda, Maryland 20817
     Attention: [          ]

     Marine Midland Bank
     140 Broadway, 12th Floor
     New York, New York 10005-1180
     ATTENtion:  Corporate Trust Department

     Re:  8 3/8% Series D Senior Notes due 2006

     Dear Sirs:

     Reference is hereby made to the Amended and Restated Indenture, dated as of August 5, 1998 (the "Base Indenture"), among HNM Properties, Inc., its Parents and the Subsidiary Guarantors named therein (collectively, the "Subsidiary Guarantors") and Marine Midland Bank, as trustee (the "Trustee"), and the Fourth Supplemental Indenture to the Base Indenture, dated as of February 25, 1999 (the "Fourth Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), among Host Marriott, L.P., as issuer (the "Company"), the Subsidiary Guarantors and the Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     __________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $ in such Note[s] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

     1. Exchange of Restricted Certificated Notes or Beneficial Interests in a Restricted Global Note for Unrestricted Certificated Notes or Beneficial Interests in an Unrestricted Global Note

         (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to beneficial interest in an Unrestricted Global Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 193 3, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

         (b) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to Unrestricted Certificated Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Certificated Note, the Owner hereby certifies (i) the Certificated
Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Certificated Note is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

          (c) [_] Check if exchange is from Restricted Certificated Note to beneficial interest in an Unrestricted Global Note. In connection with the Owner's Exchange of a Restricted Certificated Note for a beneficial interest in an Unrestricted Global Note, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

          (d) [_] Check if exchange is from Restricted Certificated Note to Unrestricted Certificated Note. In connection with the Owner's Exchange of a Restricted Certificated Note for an Unrestricted Certificated Note, the Owner hereby certifies (i) the Unrestricted Certificated Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Notes and pursuant to and in accordance with the Securities Act,
(iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Certificated Note is being acquired in compliance with any applicable blue sky securities laws of any State of the United States.

     2. Exchange of Restricted Certificated Notes or Beneficial Interests in Restricted Global Notes for Restricted Certificated Notes or Beneficial Interests in Restricted Global Notes

          (a) [_] Check if Exchange is from beneficial interest in a Restricted Global Note to Restricted Certificated Note. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for a Restricted Certificated Note with an equal principal amount, the Owner hereby certifies that the Restricted Certificated Note is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the Restricted Certificated Note issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Certificated Note and in the Indenture and the Securities Act.

          (b) [_] Check if exchange is from Restricted Certificated Note to beneficial interest in a Restricted Global Note. In connection with the Exchange of the Owner's Restricted Certificated Note for a beneficial interest in the Restricted Global Note with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any State of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Note and in the Indenture and the Securities Act.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


__________________________________
[Insert Name of Owner]


By:_______________________________
Name:
Title:

Dated:____________________________

                                   EXHIBIT D


                      FORM OF CERTIFICATE FROM ACQUIRING

                       INSTITUTIONAL ACCREDITED INVESTOR

     Host Marriott, L.P.
     10400 Fernwood Road
     Bethesda, Maryland 20817
     Attention: [

     Marine Midland Bank
     140 Broadway, 12th Floor
     New York, New York 10005-1180
     Attention:  Corporate Trust Department

          Re:  8 3/8% Series D Senior Notes due 2006

Dear Sirs:

     Reference is hereby made to the Amended and Restated Indenture, dated as of August 5, 1998 (the "Base Indenture"), among HMH Properties, Inc., its Parents and the Subsidiary Guarantors named therein (collectively, the "Subsidiary Guarantors") and Marine Midland Bank, as trustee (the "Trustee"), and the Fourth Supplemental Indenture to the Base Indenture, dated as of February 25, 1999 (the "Fourth Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), among Host Marriott, L.P., as issuer (the "Company"), the Subsidiary Guarantors and the Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

     In connection with our proposed purchase of $       amount of. (a) a
beneficial interest in a Global Note, or (b) a Certificated Note, we confirm that:

     1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

     2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (a) to the Company or any Subsidiary Guarantor or any of their respective wholly owned subsidiaries, (b) to a person who is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A, (c) in a transaction meeting the requirements of a Rule 144 under the Securities Act, (d) to an Institutional "Accredited Investor" (as defined in Rule 501 (a)(1), (2), (3) or (7) of Regulation D under the Securities Act) that, prior to such transfer, furnishes the trustee a signed letter containing certain representations and agreements relating to the transfer of this Security (the form of which can be obtained from the trustee) and, if such transfer is in respect of an aggregate principal amount of Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Securities Act, (e) in accordance with another exemption from the registration requirements of the Securities Act, (and based upon an opinion of counsel acceptable to the Company), or (f) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and in accordance with the other provisions of the Private Placement Legend.

     3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

     4.  We are an institutional "accredited investor" (as defined in Rule 501
(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion and we are and any such account is a "qualified person" as defined in Section 49(a)(1)(D)(iv) of the Internal Revenue Code of 1986, as amended. For this purpose we are relying on the Company's representation that a person would be considered a "Qualified person" if it is a bank, savings & loan association, insurance company, pension trust, fund (including partnerships, trusts, mutual funds, hedge funds, separate accounts and portfolio managers) or another entity that regularly lends money or purchases debt securities from issuers in primary offerings. We understand, however, that a person would not be a Qualified Person if it (a) directly or indirectly owns more than 10% of the operating partnership or (b) has a direct or indirect more-than 10% owner who also directly or indirectly owns more than 10% of the operating partnership.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                              Dated:__________________________
_________________________________________
[Insert Name of Accredited Investor]

By:______________________________________
Name:
Title:


                                      D-2